UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2023

WORTHINGTON INDUSTRIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-08399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Old Wilson Bridge Road Columbus, Ohio	43085
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 438-3210

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, Without Par Value	WOR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On October 11, 2023, Worthington Industries, Inc. (the “Company”), posted two investor presentations to the Company’s website, both of which relate to the Company’s previously announced plan to separate (the “Planned Separation”) into two independent, publicly traded companies – one company is expected to be comprised of the Company’s Steel Processing business (“Worthington Steel”), and the other company is expected to be comprised of the Company’s Consumer Products, Building Products and Sustainable Energy Solutions businesses (“Worthington Enterprises”). The presentation related to Worthington Steel is included with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by this reference. The presentation related to Worthington Enterprises is included with this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by this reference.

These presentations related to the Planned Separation will be shared at the Investor and Analyst Day event the Company is hosting on October 11, 2023 in New York City, and will be available on the Investor Relations section of the Company’s website at https://ir.worthingtonindustries.com. The Worthington Enterprises executive management team will deliver presentations beginning at 9:30 a.m. ET, with the Worthington Steel executive management team presenting at 1:00 p.m. ET.

Completion of the Planned Separation is subject to, among other things, general market conditions, finalization of the capital structure of the two companies, completion of steps necessary to qualify the Planned Separation as a tax-free transaction, receipt of regulatory approvals and final approval by the Company’s Board of Directors. The Company may, at any time and for any reason until the proposed transaction is complete, abandon the Planned Separation or modify or change its terms, including the individual businesses and components of each of the two companies. There can be no assurance regarding the ultimate timing of the Planned Separation or that the Planned Separation will ultimately occur.

The information furnished under Item 7.01 in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933 or the Exchange Act, except as set forth by specific reference in such filing. This Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is being disclosed pursuant to Regulation FD.

Safe Harbor Statement

Selected statements contained in this Current Report on Form 8-K constitute “forward-looking statements,” as that term is used in the Private Securities Litigation Reform Act of 1995 (the “Act”). The Company wishes to take advantage of the Safe Harbor provisions included in the Act. Forward-looking statements reflect the Company’s current expectations, estimates or projections concerning future results or events. These statements are often identified by the use of forward-looking words or phrases such as “believe,” “expect,” “anticipate,” “may,” “could,” “should,” “would,” “intend,” “plan,” “will,” “likely,” “estimate,” “project,” “position,” “strategy,” “target,” “aim,” “seek,” “foresee,” or other similar words or phrases. These forward-looking statements include, without limitation, statements relating to: future or expected cash positions, liquidity and ability to access financial markets and capital; outlook, strategy or business plans; the intended separation (the “Separation”) of the Company’s Steel Processing business (“Worthington Steel”) from the Company’s other businesses (“New Worthington”); the timing and method of the Separation; the anticipated benefits of the Separation; the expected financial and operational performance of, and future opportunities for, each of the two independent, publicly-traded companies following the Separation; the tax treatment of the Separation transaction; the leadership of each of the two independent, publicly-traded companies following the Separation; the ever-changing effects of the novel coronavirus (“COVID-19”) pandemic and the various responses of governmental and nongovernmental authorities thereto (such as fiscal stimulus packages, quarantines, shut downs and other restrictions on travel and commercial, social or other activities) on economies (local, national and international) and markets, and on our customers, counterparties, employees and third-party service providers; future or expected growth, growth potential, forward momentum, performance, competitive position, sales, volumes, cash flows, earnings, margins, balance sheet strengths, debt, financial condition or other financial measures; pricing trends for raw materials and finished goods and the impact of pricing changes; the ability to improve or maintain margins; expected demand or demand trends for the Company or its markets; additions to product lines and opportunities to participate in new markets; expected benefits from transformation and innovation efforts; the ability to improve performance and competitive position at the Company’s operations; anticipated working capital needs, capital expenditures and asset sales; anticipated improvements and efficiencies in costs, operations, sales, inventory management, sourcing and the supply chain and the results thereof; projected profitability potential; the ability to make acquisitions and the projected timing, results, benefits, costs, charges and expenditures related to acquisitions, joint ventures, headcount reductions and facility dispositions, shutdowns and consolidations; projected capacity and the alignment of operations with demand; the ability to operate profitably and generate cash in down markets; the ability to capture and maintain market share and to develop or take advantage of future opportunities, customer initiatives, new businesses, new products and new markets; expectations for Company and customer inventories, jobs and orders; expectations for the economy and markets or improvements therein; expectations for generating improving and sustainable earnings, earnings potential, margins or shareholder value; effects of judicial rulings; and other non-historical matters.

Because they are based on beliefs, estimates and assumptions, forward-looking statements are inherently subject to risks and uncertainties that could cause actual results to differ materially from those projected. Any number of factors could affect actual results, including, without limitation, those that follow: obtaining final approval of the Separation by the Worthington Industries, Inc. Board of Directors; the uncertainty of obtaining regulatory approvals in connection with the Separation, including rulings from the Internal Revenue Service; the ability to satisfy the necessary closing conditions to complete the Separation on a timely basis, or at all; the Company’s ability to successfully separate the two independent companies and realize the anticipated benefits of the Separation; the risks, uncertainties and impacts, for both the Company’s business and the planned Separation, related to the United Auto Workers strikes against Ford, General Motors and Stellantis North America (the “Detroit Three automakers”), and the associated impact on companies that supply the Detroit Three automakers, the duration and scope of which are impossible to predict; the effect of conditions in national and worldwide financial markets, including inflation, increases in interest rates and economic recession, and with respect to the ability of financial institutions to provide capital; the risks, uncertainties and impacts related to the COVID-19 pandemic – the duration, extent and severity of which are impossible to predict, including the possibility of future resurgence in the spread of COVID-19 or variants thereof – and the availability, effectiveness and acceptance of vaccines, and other actual or potential public health emergencies and actions taken by governmental authorities or others in connection therewith; the effect of national, regional and global economic conditions generally and within major product markets, including significant economic disruptions from COVID-19, the actions taken in connection therewith and the implementation of related fiscal stimulus packages; the impact of tariffs, the adoption of trade restrictions affecting the Company’s products or suppliers, a United States (“U.S.”) withdrawal from or significant renegotiation of trade agreements, the occurrence of trade wars, the closing of border crossings, and other changes in trade regulations or relationships; changing commodity prices and/or supply; product demand and pricing; changes in product mix, product substitution and market acceptance of the Company’s products; volatility or fluctuations in the pricing, quality or availability of raw materials (particularly steel), supplies, transportation, utilities, labor and other items required by operations (especially in light of the COVID-19 pandemic and Russia’s invasion of Ukraine); effects of sourcing and supply chain constraints; the outcome of adverse claims experience with respect to workers’ compensation, product recalls or product liability, casualty events or other matters; effects of facility closures and the consolidation of operations; the effect of financial difficulties, consolidation and other changes within the steel, automotive, construction and other industries in which the Company participates; failure to maintain appropriate levels of inventories; financial difficulties (including bankruptcy filings) of original equipment manufacturers, end-users and customers, suppliers, joint venture partners and others with whom the Company does business; the ability to realize targeted expense reductions from headcount reductions, facility closures and other cost reduction efforts; the ability to realize cost savings and operational, sales and sourcing improvements and efficiencies, and other expected benefits from transformation initiatives, on a timely basis; the overall success of, and the ability to integrate, newly-acquired businesses and joint ventures, maintain and develop their customers, and achieve synergies and other expected benefits and cost savings therefrom; capacity levels and efficiencies, within facilities, within major product markets and within the industries in which the Company participates as a whole; the effect of disruption in the business of suppliers, customers, facilities and shipping operations due to adverse weather, casualty events, equipment breakdowns, labor shortages, interruption in utility services, civil unrest, international conflicts (especially in light of Russia’s invasion of Ukraine), terrorist activities or other causes; changes in customer demand, inventories, spending patterns, product choices, and supplier choices; risks associated with doing business internationally, including economic, political and social instability (especially in light of Russia’s invasion of Ukraine), foreign currency exchange rate exposure and the acceptance of the Company’s products in global markets; the ability to improve and maintain processes and business practices to keep pace with the economic, competitive and technological environment; the effect of inflation, interest rate increases and economic recession, as well as potential adverse impacts as a result of the Inflation Reduction Act of 2022, which may negatively impact the Company’s operations and financial results; deviation of actual results from estimates and/or assumptions used by the Company in the application of its significant accounting policies; the level of imports and import prices in the Company’s markets; the impact of environmental laws and regulations or the actions of the U.S. Environmental Protection Agency or similar regulators which increase costs or limit the Company’s ability to use or sell certain products; the impact of increasing environmental, greenhouse gas emission and sustainability regulations and considerations; the impact of judicial rulings and governmental regulations, both in the U.S. and abroad, including those adopted by the U.S. Securities and Exchange Commission and other governmental agencies as contemplated by the Coronavirus Aid, Relief and Economic Security (CARES) Act, the Consolidated Appropriations Act, 2021, the American Rescue Plan Act of 2021, and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the effect of healthcare laws in the U.S. and potential changes for such laws, which may increase the Company’s healthcare and other costs and negatively impact the Company’s operations and financial results; the effects of tax laws in the U.S. and potential changes for such laws, which may increase the Company’s costs and negatively impact its operations and financial results; cyber security risks; the effects of privacy and information security laws and standards; and other risks described from time to time in the filings of Worthington Industries, Inc. with the U.S. Securities and Exchange Commission, including those described in “Part I – Item 1A. – Risk Factors” of the Annual Report on Form 10-K of Worthington Industries, Inc. for the fiscal year ended May 31, 2023.

The Company notes these factors for investors as contemplated by the Act. It is impossible to predict or identify all potential risk factors. Consequently, you should not consider the foregoing list to be a complete set of all potential risks and uncertainties. Any forward-looking statements in this Current Report on Form 8-K are based on current information as of the date of this Current Report on Form 8-K, and the Company assumes no obligation to correct or update any such statements in the future, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(a) through (c): Not applicable.

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Worthington Steel Investor Presentation posted by Worthington Industries, Inc. on October 11, 2023 (furnished herewith)

99.2	Worthington Enterprises Investor Presentation posted by Worthington Industries, Inc. on October 11, 2023 (furnished herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: October 11, 2023	By:	/s/ Patrick J. Kennedy
Patrick J. Kennedy, Vice President - General Counsel and Secretary